Registration No. 33-11371
1940 Act File No. 811-4982
Filed Pursuant to Rule 497(e)

HEARTLAND GROUP, INC.

Heartland Mid Cap Value Fund

Investor (HRMDX)

Institutional (HNMDX)

Heartland Value Plus Fund

Investor (HRVIX)

Institutional (HNVIX)

Heartland Value Fund

Investor (HRTVX)

Institutional (HNTVX)

Supplement dated April 6, 2022 to the

Prospectus and Summary Prospectuses, each dated May 1, 2021, as supplemented

At a special shareholder meeting held on April 5, 2022, the shareholders of the above-listed series (the “Funds”) of Heartland Group, Inc. (the “Company”) approved a new investment advisory agreement with Heartland Advisors, Inc. (“Heartland Advisors”), the investment advisor to the Funds, and elected Ward D. Armstrong, Dianna Gonzales-Burdin, Dale J. Kent, Robert A. Rudell, Dina A. Tantra and William (“Will”) R. Nasgovitz to the Board of Directors of the Company. Ms. Gonzales-Burdin and Ms. Tantra are new directors of the Company whose terms began effective April 5, 2022. Mr. Armstrong, Mr. Kent, Mr. Rudell and Mr. Nasgovitz are currently serving as directors of the Company.

The new investment advisory agreement became effective on April 5, 2022 following a change of control transaction described in the proxy statement for the special meeting.

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This Supplement should be retained with your Prospectus for future reference.

The date of this Supplement to the Prospectus is April 6, 2022